
PULLED PORK
Smithfield
SMOKED BACON
SIMPLY NATURAL
SPIRAL SLICED HAM
John Morrell
Smithfield
SPIRAL
PATRICK CUDAHY
BUTTERBALL
Whole Breast of Young Turkey

Smithfield

Lehman Brothers 2nd Annual Back-To-School Consumer Conference

C. Larry Pope
President and Chief Executive Officer
Smithfield Foods, Inc.
September 3, 2008

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements includes statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs and cattle, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, the timing and extent to which beef export markets are reopened, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2008 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Agenda

1. Who is Smithfield?
2. Current environment
3. What is Smithfield doing?
4. What does the future look like?
5. Why should I own Smithfield?

1.

Who is Smithfield?

Fiscal 2008: Smithfield At A Glance

Sales[1]: $11.4 billion
Operating Profit: $396.8 million

Pork
Sales: $9.6 billion
Operating Profit: $449.4 million

- World's largest pork processor
- Processed 31 million hogs
- Sold approximately 4.0 billion pounds of fresh pork
- Sold approximately 3.1 billion pounds of packaged meats

International
Sales: $1.2 billion
Operating Profit: $76.9 million

- Subsidiaries in Poland, Romania and the United Kingdom
- 50% partner in Groupe Smithfield locations in Belgium, France, Germany, The Netherlands and Portugal
- 24% stake in Campofrío in Spain
- Joint ventures or major investments in Mexico and China

Hog Production
Sales: $2.4 billion
Operating Profit: $(98.1) million

- World's largest hog producer
- Produced 19 million hogs domestically
- Produced 1.6 million hogs in Poland and Romania

Other
Sales: $0.1 billion
Operating Profit: $28.2 million

- Comprised of turkey production operations and Butterball joint venture
- Butterball is the largest turkey processor in the U.S.

Smithfield Good food. Responsibly.™

[1]Includes intersegment sales of $(2,048.9) million; Smithfield Beef Group results classified as discontinued operations beginning in the fiscal fourth quarter of 2008

Market Leader: #1 Hog Production



Prestage Farms[1]
2%
Christensen Farms
3%
Five producers[2]
8%
Seaboard Farms
4%
Smithfield
18%
Other 66,000 producers
66%

#1 Hog Production
Produces 20 million hogs worldwide

Source: United States Industry Data Successful Farming
[1]Approximately 78% of Prestage Farms' hogs are sold to Smithfield Foods, Inc. under long-term contract
[2]Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=8%

Market Leader: #1 Pork Processing

1

#1 Pork Processing
Processes 31 million hogs


Excel (Cargill, Inc.) 9%
Other 23%
Smithfield 31%
Hormel 7%
Swift & Company 11%
Tyson 19%

Source: United States Industry Data Successful Farming

Market Leader: #1 Turkey Processing

#1 Turkey Processing
Processes 54 million turkeys


Other 41%
Smithfield /Butterball LLC[1] 22%
Cargill, Inc. 14%
Sara Lee Corp. 4%
Jennie-O (Hormel) 19%

Source: United States Industry Data Successful Farming
[1]49 percent-owned joint venture

Market Leader: Packaged Meats

Total FY08 packaged meats volume =3.1 billion pounds


Bacon
19%
Smoked Hams
18%
Lunch Meats
13%
Hotdogs
10%
Spiral Hams
7%
Dry Sausage
6%
Smoked Sausage
6%
Bnls Water Cooked Hams
6%
Precooked Sausage
5%
Other
10%

Smithfield Good food. Responsibly.™

2.

Current environment

Current Environment

- Difficult environment to maintain margins as a result of
  - Sharply higher input costs year over year[1]
    - Hog production
      - Average feed cost increase=37% or $476 million
    - Pork processing
      - Average increase in hog cost=3.5% or $143 million
  - Highly volatile and sharply higher markets in which to purchase raw materials and price packaged meat products

[1]FY09Q1 versus FY08Q1 annualized

Impact of Corn Prices on Raising Costs



$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
per cwt
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
$ per bushel
$41
$42
$39
$43
$50
$61
$2.49
$2.14
$1.97
$3.00
$4.06
$6.33
FY04
FY05
FY06
FY07
FY08
FY09Q1
Raising costs
Corn prices

An increase of $.30/bushel corn equates to $1/cwt increase in raising costs

Note: Corn prices presented are Midwest cash corn prices

Smithfield Good food. Responsibly.™

Industry Raising Costs and Hog Price Futures Curves



$70
$65
$60
$55
$50
$45
$40
$35
$30
per cwt
$51
$50
$44
$47
$54
$46
$37
$42
$56
$59
$57
$62
$68
$42
$40
$40
$42
$46
$47
$48
$51
$60
$62
$61
$61
$63
FY07Q1
FY07Q2
FY07Q3
FY07Q4
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2E
FY09Q3E
FY09Q4E
FY10Q1E
Industry raising costs
ISM hog prices

Current Environment

- Surprising profitability in fresh pork
  - Meat prices have kept pace with higher live hog prices
  - Why? Export demand has been excellent!
  - What's driving this?
    - Cheap U.S. dollar
    - Herd liquidation is occurring
    - High hog and protein prices outside the U.S.

- Bottom line
  - We expect the hog complex will correct
  - The industry is quickly adjusting to return to profitability
    - Hog prices are rising
    - Grain prices have moderated

Shifting Pork and Hog Production Profitability


$700
$600
$500
$400
$300
$200
$100
$0
-$100
Operating Profit (in millions)
$125.7
$213.1
$480.9
$166.8
$330.0
$147.6
$211.4
$218.6
$449.4
-$98.1
FY04
FY05
FY06
FY07
FY08
Pork Operating Profit
HP Operating Profit

U.S. Pork Export Growth and Forecasts

2008 is on target to be the 17th consecutive year for record high exports and growth of 3-5% is forecasted for 2009-2014



1,600
1,400
1,200
1,000
800
600
400
200
0
thousand MT
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: USDA and USMEF Forecasts

2

Smithfield Foods Exports

Total FY08 export volume= 1.1 billion pounds, +46% YOY

Total FY09Q1 export volume= 420 million pounds, +125% YOY



Australia 1%
Russia 10%
Other[1]
Canada 4%
China/HK 32%
Mexico 20%
Japan 23%
Korea 3%
Taiwan 1%
EU 2%

[1]Other Category consists of sales to the following countries: Bahamas, Bermuda, Brazil, Bulgaria, Caribbean, Chile, Columbia, Dominican Republic, El Savador, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama, Philippines, Poland, Singapore, Cuba, and Vietnam.

Smithfield Good food. Responsibly.™

Cheap U.S. Dollar


1.00
0.95
0.90
0.85
0.80
0.75
0.70
0.65
0.60
Euro$ per U.S.$
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Dec-05
Apr-06
Jul-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08

Worldwide Sow Liquidation


10%
5%
0%
-5%
-10%
-15%
-20%
-25%
% annual change in sow population
Chile
Russia
Germany
France
Slovakia
United States
Brazil
Netherlands
Spain
Denmark
Ireland
China
U.K.
Canada
Romania
Hungary
Poland
Czech Republic

Source: Eurostat, published by Agreste and internal Smithfield estimates

Smithfield Good food. Responsibly.™

Hog Carcass Values

U.S. hog carcass values are at an all time high level, but comparatively very low on the worldwide market


$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$/lbs
United States
Mexico
Germany
Denmark
France
Spain
Poland
Brazil
China
Romania
Week Ending July 21, 2007
Week Ending July 19, 2008

3.

What is Smithfield doing?

What is Smithfield doing?

- Selling beef processing and cattle feeding operations
- Merging Groupe Smithfield into Campofrío
- Reducing our herd
- Rightsizing operations
- Focusing on improving fresh pork operations
- Realigning our management team
- Continuing to move our packaged meats business up the value chain
- Improving liquidity and reducing debt levels

What is Smithfield doing?
Sale of Beef Processing and Cattle Feeding Operations To JBS

3

- Definitive agreement to sell beef processing and cattle feeding operations to JBS S.A. for $565.0 million in cash
- Proceeds from the sale of Smithfield Beef's live cattle inventories, together with Smithfield's 50 percent interest in Five Rivers' cattle inventory, net of associated debt, are expected to be in excess of $150 million
- Smithfield Foods expects that the majority of the net proceeds of the transactions will be used for debt reduction
- The sale is subject to regulatory approval and is expected to close in fiscal second quarter
- Will eliminate exposure to volatile beef and cattle markets

What is Smithfield doing?
Campofrío – Groupe Smithfield Merger

3

- Creates largest packaged meats producer in Europe, three times nearest competitor, with $3 billion in sales
- Market leader in Spain, France, Portugal, The Netherlands and Belgium
- Smithfield to own 37 percent of public company
- Expected to close in October/November
- Tremendous platform upon which to grow

What is Smithfield doing?

3

- Reducing our herd
  - In February, announced plans to reduce U.S. sow herd by four to five percent, or 40,000 to 50,000 sows
  - Ultimately will result in production of 800,000 to 1,000,000 fewer market hogs annually

- Right-sizing our operations
  - Closed seven processing plants in last two years, resulting in improved cost structure and capacity utilization
    - Des Moines, IA; Madison, FL; Kansas City, KS; Kinston, NC; Lufkin, TX; Roanoke, VA; Bedford, VA;
    - Sold biodiesel plant in TX and Quik-To-Fix Foods in TX

- Focusing on operational improvements in fresh pork operations
  - Eliminated slaughter operations in one Smithfield, VA plant and transferred to other facilities
  - Detailed plan to improve yields, returns and operating efficiencies of all slaughter plants

What is Smithfield doing?

3

- Realigning our management team to maximize potential of our interdependent operating company structure
  - George H. Richter named president and chief operating officer of pork group
    - Presidents of Smithfield Foods' five pork processing companies report to him
    - Focus on pork group efficiencies
  - Joseph W. Luter, IV named executive vice president of Smithfield Foods
    - Concentration on sales and marketing to maximize opportunities

What is Smithfield doing?
Working to Improve Packaged Meats Margins

3



Average Margin
0.12
0.10
0.08
0.06
0.04
0.02
0.00
+.05/lb.
+.03-.05/lb.
$.01-.02/lb.
$.04-.07/lb.
$.09-.12/lb.
Fresh Meat
Traditional Products[1]
Convenience Products[2]

Volume	4.0 billion lbs.	2.0 billion lbs.	1.1 billion lbs.

[1] Traditional products – sausage, smoked hams, raw bacon and hot dogs
[2] Convenience products – pre-cooked bacon, pre-cooked sausage, pre-cooked ribs, pre-cooked and pre-sliced hams and dry sausage

Smithfield Good food. Responsibly.™

What is Smithfield doing?
Packaged Meats Margin (EBT) Growth

3


$ per cwt
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.38
$4.73
$5.24
$8.83
FY 2005
FY 2006
FY 2007
FY 2008

What is Smithfield doing?
Packaged Meats FY2008 YOY Volume Growth

3



60%
50%
40%
30%
20%
10%
0%
49.1%
46.0%
39.0%
26.4%
17.2%
12.6%
10.7%
10.0%
10.1%
Traditional Product[1]
Convenience Product[2]
Precooked Bacon
Dry Sausage
Precooked Entrees
Smoked Sausage
Precooked Sausage
Lunch Meats
Precooked Ribs
Boneless Smoked Hams
Total Processed Meats

[1] Traditional products – sausage, smoked hams, raw bacon and hot dogs

[2] Convenience products – pre-cooked bacon, pre-cooked sausage, pre-cooked ribs, pre-cooked and pre-sliced hams and dry sausage

Smithfield Good food. Responsibly.™

What is Smithfield doing?
Improving our liquidity position

3



Total=$1.2 billion
$150
$565
$173
$314
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(in millions)
FY08Q4
Incremental LT liquidity
Beef transaction
Cattle liquidation

Note: FY08Q4 as of April 27, 2008. Incremental LT liquidity after bridge terminations, working capital and CAPEX. Beef transaction represents the cash Smithfield expects to receive in connection with the pending sale of Smithfield Beef. Cattle liquidation represents the net cash proceeds Smithfield expects to receive over the 12 months following the sale of Smithfield Beef from the liquidation of its live cattle inventories. Although the pending sale of Smithfield Beef is subject to regulatory review and there are other conditions to closing, Smithfield believes the Smithfield Beef sale will close in the second quarter of fiscal 2009.

Smithfield Good food. Responsibly.™

Corn and Soybean Meal Sensitivity: Accumulated Working Capital Requirements

3


$300
$250
$200
$150
$100
$50
$-
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
+15%
+30%

Smithfield Good food. Responsibly.™

Note: $1/bushel change in price of corn and $40/ton change in price of soybean meal equates to a 15% increase

Debt to Total Capitalization

Majority of net proceeds of ≈$750 million from the sale of beef processing and cattle feeding operations will be used for debt reduction


60%
58%
56%
54%
52%
50%
48%
46%
44%
42%
40%
53%
51%
56%
53%
55%
56%
58%
56%
56%
51%
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09 1Q
Pro forma post closing

Smithfield Good food. Responsibly.™

4.

What does the future look like?

What does the future look like near-term?

4

- Near-term the volatility of all the markets makes for a choppy business climate
  - Input costs continue to be uncertain
  - Hog supplies are expected to continue to shrink to match demand
  - Export demand will likely remain excellent
  - Margins on packaged meats may be under some pressure

What does the future look like longer-term?

4

- Hog production
  - Feed costs should stabilize at some level
  - Supplies should shrink to match demand
  - Profitability is expected to return

- Fresh pork margins should return to more normalized levels, although likely somewhat higher than the past due to overall worldwide demand and improved operational efficiencies

What does the future look like longer-term? 4

- Packaged meats business should continue to deliver better and better margins and propel the company forward as a result of
  - Streamlined highly-efficient operations
  - Continued shift toward convenience products
  - Focused sales and marketing effort
- Western European operations should build upon the giant platform established
- Eastern European vertical integration strategy should become more mature and efficient

5.

Why should I invest in Smithfield?

Why should I invest in Smithfield?

- I believe this will be a profitable industry and will deliver on my return

- I want to invest in the player with a market leading position
  - Hog Production #1
  - Fresh Pork Processing #1
  - Bacon Business #1
    - Raw #1
    - Precooked #1
  - Ham Business #1
    - Packaged #1
    - Fully cooked #1
  - Market leader in dry sausage, precooked sausage, hot dogs, lunchmeats

Why should I invest in Smithfield?

5

- Business continues to migrate up the value chain and is moving more and more toward a consumer packaged goods play and less tied to a pure commodity play
  - 100 brands in every category and every market in 12 countries marketing to every segment of the market
- Adaptable business model with the ability to shift from foodservice to retail, traditional to convenience, convenience to traditional, etc.
- Strong manufacturing expertise that continues to focus on getting more efficient to deliver a highly competitively priced product

Why should I invest in Smithfield?

5

- Strong experienced management team that knows how to react to changes in the industry's dynamic
- Earnings stream is spread across the supply chain from Hog Production → Fresh Pork → Packaged Meats
- Large domestic business plus large European business


PULLED PORK
Smithfield
SIMPLY NATURAL
John Morrell
PATRICK CUDAHY
BUTTERBALL
Whole Breast of Young Turkey

Smithfield